EXHIBIT 10.72

                                                                  EXECUTION COPY


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                       14011 Ventura Boulevard, Suite 501
                             Sherman Oaks, CA 91423

                         Dated as of September 26, 2004

To the Holders of Secured Convertible Promissory Notes of Brilliant Digital Entertainment, Inc. Set
Forth on the Schedule 1 Attached Hereto

         Re:      Amendments to Notes, Loan Documents and Warrants

Gentlemen:

         Reference is made to those certain (i) Secured Convertible Promissory Notes, dated May 23, 2001, issued by the Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE", collectively, with its subsidiaries, the "COMPANY")), in favor of each of Harris Toibb, Europlay 1, LLC and Preston Ford, Inc., each as previously amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, and those certain Amendments No. Two, No. Three and No. Four to Secured Convertible Promissory Note, dated as of October 4, 2002, December 31, 2003, and March 30, 2004 respectively (as amended, each a "MAY CONVERTIBLE NOTE" and collectively, the "MAY CONVERTIBLE NOTES"); (ii) Secured Convertible Promissory Notes, dated December 19, 2001, issued by the Company in favor of each of Harris Toibb and Capel Capital, Ltd., each as previously amended by those certain Amendments No. One, Two and Three to Secured Convertible Promissory Note, dated as of October 4, 2002, December 31, 2003, and March 30, 2004 respectively (each a "DECEMBER CONVERTIBLE NOTE" and collectively, the "DECEMBER CONVERTIBLE NOTES"); (iii) Warrants to Purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of each of Harris Toibb, Europlay 1, LLC and Preston Ford, Inc., dated May 23, 2001, each as previously amended by those certain Amendments No. One and Two to the Warrant to Purchase Common Stock dated as of December 19, 2001 and March 30, 2004 which expire October 4, 2005 (each a "MAY WARRANT" and collectively, the "MAY WARRANTS"), (iv) Warrants to Purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of Harris Toibb and Capel Capital, Ltd., dated December 19, 2001, each as previously amended by that certain Amendment No. One to the Warrant to Purchase Common Stock dated as of March 30, 2004 which expire October 5, 2005 (each a "DECEMBER WARRANT" and collectively, the "DECEMBER WARRANTS") (v) Warrants to purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of each of the Holders, dated October 4, 2002 (each an "OCTOBER WARRANT" and collectively, the "OCTOBER WARRANTS"); (vi) Warrants to Purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of Harris Toibb, Europlay, Ltd, Preston Ford, Inc. and Capel Capital, Ltd. Dated as of March 30, 2004 which expire October 4, 2005 (each a "MARCH WARRANT" and collectively, the "MARCH WARRANTS") (the May Warrants, the December Warrants, the October Warrants and the March Warrants, together are referred to as the "WARRANTS"); (vii) each of the Purchase Agreements defined in and incorporated by reference in to the May Convertible Notes and the December Convertible Notes as amended by this Agreement; and (viii) the Letter Agreement dated March 30, 2004, between the Company and each of the Holders (the "MARCH 2004 LETTER AGREEMENT").


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         The  May  Convertible   Notes  and  the  December   Convertible   Notes
(collectively, the "NOTES") had a stated maturity date of December 31, 2003 (the "MATURITY DATE") and the Company notified each of you that it will not be able to pay the amounts outstanding under the May Convertible Notes and the December Convertible Notes on the Maturity Date. As of December 31, 2003, each of you agreed in writing to an extension of the Maturity Date to March 1, 2004 (the "MARCH 2004 MATURITY DATE"). The Company notified each of you that it would not be able to pay the amounts outstanding under the May Convertible Notes and the December Convertible Notes on the March Maturity Date and each of you agreed to an extension of the March Maturity Date to September 26, 2004. At September 26, 2004 the Notes were in default.

         This letter agreement (this "AGREEMENT") constitutes the binding agreement of the Company and each of you (each, a "HOLDER"), pursuant to which each Holder and the Company shall amend the Purchase Agreements, the March 2004 Letter Agreement, the May Convertible Notes, the May Warrants, the December Convertible Notes, the December Warrants, the October Warrants and the March Warrants on the terms and conditions set forth herein. To the extent that Purchase Agreements, the March 2004 Letter Agreement, the May Convertible Notes, the December Convertible Notes, the May Warrants, the December Warrants, the October Warrants or the March Warrants are not amended by this Agreement, directly or indirectly, then the terms thereof, respectively shall remain in full force and effect.

         For good and valuable consideration, receipt of which is hereby acknowledged, the Company and each Holder agree as follows:

         1.       AMENDMENTS TO SECURED PROMISSORY NOTES.

                  1.1 AMENDMENTS. Concurrently with the execution and delivery of this Agreement by each Holder and the Company, the Company and such Holder shall execute and deliver, to the extent applicable to such Holder, (i) that certain Amendment No. Five to Secured Convertible Promissory Note, dated as of December 31, 2003, substantially in the form attached hereto as EXHIBIT A (the "MAY NOTE AMENDMENT"), which May Note Amendment shall amend the Holder's respective May Convertible Note to (A) change the Maturity Date (as defined therein) from September 26, 2004 to September 26, 2005, and (B) change the definition of Purchase Agreement to include the March 2004 Letter Agreement, this Agreement and all extension agreements, as amended and (ii) that certain Amendment No. Four to Secured Convertible Promissory Note, dated as of December 31, 2003, substantially in the form attached hereto as EXHIBIT B (the "DECEMBER NOTE AMENDMENT" and collectively with the May Note Amendment, the "NOTE AMENDMENTS") (the Notes, as amended to the date of this Agreement and the Note Amendments, collectively, the "SECURED PROMISSORY NOTES"), which December Note Amendment shall amend the Holder's respective December Convertible Note to (A) change the Maturity Date (as defined therein) from September 26, 2004 to September 26, 2005, and (B) change the definition of Purchase Agreement to include the March 2004 Letter Agreement, this Agreement and all extension agreements, as amended.

                  1.2 CONVERSION PRICE. The Conversion Price of each Note shall be adjusted to $0.07 which shall remain subject to further adjustment and change as provided in the Purchase Agreement.


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                  1.3      THE PURCHASE  AGREEMENT,  NOTE  AMENDMENTS AND LETTER
AGREEMENT EXTENSION. Each of the terms and provisions of the Original Purchase Agreement (as defined in the Note Amendments), the May Convertible Notes, the December Convertible Notes, the May Warrants, the December Warrants, the October Warrants, the March Warrants, the Note Amendments set forth in the March 2004 Letter Agreement, the March 2004 Letter Agreement and this Agreement shall continue in full force and effect, unless expressly amended in writing by the Company and the Holders until the later of (A) the Maturity Date of the Notes provided for in this Agreement or (B) the payment in full and performance in full by the Company of all of its obligations under this Agreement or under any of the foregoing agreements.

         2. AMENDMENTS TO WARRANTS. Concurrently with the execution and delivery of this Agreement by each Holder and the Company, the Company and such Holder shall execute and deliver, to the extent applicable to such Holder, that certain (i) Amendment No. Three to the May Warrant to Purchase Common Stock dated as of September 26, 2004, substantially in the form attached hereto as Exhibit C (the "MAY WARRANT AMENDMENT") which May Warrant Amendment shall amend the Holder's respective May Warrant to (A) extend the term of the May Warrant and thus, the period of time during which the May Warrant is exercisable, to October 4, 2008, (B) adjust the Purchase Price to $0.07 and (C) confirm that the Purchase Price as adjusted remains subject to further adjustment and change as provided in the May Warrant; (ii) Amendment No. Two to the December Warrant to Purchase Common Stock dated as of September 26, 2004, substantially in the form attached hereto as Exhibit D (the "DECEMBER WARRANT AMENDMENT") which December Warrant Amendment shall amend the Holder's respective December Warrant to (A) extend the term of the December Warrant and thus, the period of time during which the December Warrant is exercisable to October 4, 2008, (B) adjust the Purchase Price to $0.07 and (C) confirm that the Purchase Price, as adjusted remains subject to further adjustment and change as provided in the December Warrant, (iii) that certain Amendment No. One to the October Warrant to Purchase Common Stock dated as of October 4, 2002, substantially in the form attached hereto as Exhibit E (the "OCTOBER WARRANT AMENDMENT") which October Warrant Amendment shall amend the Holder's respective October Warrant to (A) extend the term of the October Warrant and thus, the period of time during which the October Warrant is exercisable to October 5, 2008, (B) adjust the Purchase Price to $.07 and (C) confirm that the Purchase Price as adjusted remains subject to further adjustments and change as provided in the October Warrant, and (iv) that certain Amendment No. One to the March Warrant to Purchase Common Stock dated as of September 26, 2004, substantially in the form attached hereto as Exhibit F (the "MARCH WARRANT AMENDMENT") which March Warrant Amendment shall amend the Holder's respective March Warrant to (A) extend the term of the March Warrant and thus, the period of time during which the March Warrant is exercisable to October 5, 2008, (B) adjust the Purchase Price to $.07 and (C) confirm that the Purchase Price as adjusted remains subject to further adjustment and change as provided in the March Warrant (collectively, the "WARRANT AMENDMENTS").

         3. CONSIDERATION FOR AMENDMENTS. In consideration of each Holder's amendment of the May Convertible Note and/or December Convertible Note, as soon as practicable following receipt by the Company of this Agreement and the May Note Amendment and/or December Note Amendment, as applicable, countersigned by the Holder, the Company shall enter into this Agreement and shall execute and deliver the Warrant Amendments.


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


         4. CONVERSION OF NOTES AND CANCELLATION OF WARRANTS. If on or prior to the Maturity Date (i) Sharman Networks Limited shall have converted all of the indebtedness due and owing to it by the Company and each of its subsidiaries as of the date of this Agreement, and (ii) Sharman Networks Limited and the Company and its subsidiaries shall have entered into a new contract or an amendment to the parties' existing Joint Enterprise Agreement, dated June 23, 2003, for expanded services and functions to be provided thereunder on terms mutually agreeable to the Company and Sharman Networks Limited, then on the Maturity Date and, conditional upon the issuance by the Company of warrants to purchase common stock of the Company to the chief executive officer of the Company on terms and conditions substantially similar to the Warrants held by the Holders at a Purchase Price of $0.07 per share of common stock, which warrants when issued will equal thirty percent (30%) of the outstanding Warrants held by the Holders on the date of this Agreement, then the Holders on the Maturity Date will surrender, on a pro rata basis, an identical number of Warrants to the Company for cancellation and will convert, on a pro rata basis, twenty percent (20%) of the outstanding principal amount of the Notes outstanding on the Maturity Date into common stock of the Company at the Conversion Price and in accordance with the terms of the Notes. The occurrence of all of the events which are required to occur before the cancellation of the Warrants by the Holders shall be confirmed by a certificate executed by the Board of Directors of the Company and delivered to the Agent for the benefit of the Holders prior to or concurrent with such cancellation.

         5. EXCESS CASH AND OTHER REQUIRED PAYMENTS. Effective as of September 26, 2004, Section 7.1 of the Letter Agreement dated as of March 30, 2004 is deleted and of no further force or effect. In lieu thereof, effective from and after September 26, 2004, the Company shall make the payments to the Holders in accordance with the following section 7.1 (which is not intended to replace any other provision of the March 2004 Letter Agreement):

                  5.1. OTHER PAYMENTS. Until the Secured Promissory Notes and all of the obligations thereunder and under any and all of the agreements related thereto, including but not limited to the Purchase Agreements and the Letter Agreement dated as of March 30, 2004, are paid and performed in full, commencing on the date of this Agreement, the Company shall pay cash, in immediately available funds, (i) monthly, in the aggregate amount of Fifty Thousand Dollars ($50,000) on the first business day of each month, on a pro rata basis to each Holder directly, to be applied to interest and principal in that order, (ii) quarterly, not later than 45 days after the end of such quarter, on a pro rata basis to each Holder directly, to be applied to interest and principal in that order, in an amount equal to fifty percent (50%) of any EBITDA in excess of Six Hundred Thousand Dollars ($600,000) determined quarterly from the financial statements contained in the Company's consolidated of operations then most recently filed with the Securities and Exchange Commission, which statements of operations are prepared in accordance with generally accepted accounting principles and with the rules and regulations (including Regulation S-X) promulgated under the Securities Exchange Act of 1934 as amended (the "COMPANY FINANCIAL STATEMENTS"), and (iii) as received by the Company, on a pro rata basis to each Holder directly, to be applied to interest and principal in that order, an amount equal to fifty percent (50%) of (A) any increased revenues received from existing sources of revenue for the Company as of the date of this Agreement, and (B) any and all revenues or other cash or property received from any and all new sources of revenue or cash or property after the date of this Agreement; irrespective of the nature of such revenues, cash or property, including


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but not limited to  renegotiated  terms of existing  contracts,  new  contracts, sales or other dispositions of assets, royalties, licensing fees or equity or financing transactions.

         6. ACKNOWLEDGEMENT AND AFFIRMATION OF THE NOTES, THE PURCHASE AGREEMENTS, THE LETTER AGREEMENT DATED MARCH 30, 2004 AND THE WARRANTS. The Company, and each of Brilliant Studios, Inc. and B3D, Inc (each a "SPECIAL SUBSIDIARY"), acknowledge and agree that (i) the Company is indebted to each Holder in the principal amount set forth on Schedule 1 hereto, plus accrued and unpaid interest and other fees and costs, including an aggregate agreed upon amount of legal fees and costs through September 26, 2004 of Two Hundred Forty Five Thousand Dollars ($245,000), (ii) the Notes, the Purchase Agreements (as such terms are defined in the Notes), the Letter Agreement dated as of March 30, 2004 and this Agreement and the Warrants delivered in connection with the Notes, the Purchase Agreements, the Letter Agreement dated as of March 30, 2004 and the amendments thereof are legal, valid and binding obligations of the Company and are and shall continue, after the amendments to the May Convertible Notes, the May Warrants, the December Convertible Notes and the December Warrants contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein, and (iii) the amounts set forth in clause (i) above and the obligation of the Company to repay the Notes and perform under the Purchase Agreements and the Warrants are absolute and unconditional and not subject to any offset, defenses, claims, counterclaims or disputes. The Company and each Special Subsidiary represents and warrants that it has reread the Notes, the Purchase Agreements, the Warrants, the Note Amendments and the Warrant Amendments and each of the obligations, waivers and consents set forth therein and that its execution of this Agreement and the agreements, acknowledgements and affirmations made herein have been done after consultation with legal counsel and with full knowledge of its significance and consequences and in recognition of the fact that on March 1, 2004 the Company and each Special Subsidiary was, and presently continues to be, in default thereunder.

         7. ACKNOWLEDGEMENT AND REAFFIRMATION OF SECURITY AGREEMENTS. The Company, and each subsidiary, hereby acknowledge and agree that (a) the Security and Pledge Agreement, dated as of May 23, 2001, as amended, executed by the Company and each Special Subsidiary (the "MAY SECURITY AGREEMENT") and (b) the Security and Pledge Agreement, dated as of December 19, 2001, as amended, executed by the Company and each Special Subsidiary (the "DECEMBER SECURITY AGREEMENT") (i) are legal, valid and binding obligations of the Company and each Special Subsidiary and that no defenses to or claims against the enforcement of the May Security Agreement or the December Security Agreement or the exercise by the Agent of its rights thereunder exist, (ii) grant to the Agent (as such term is defined therein) a valid, enforceable and perfected security interest in and lien against all of the assets of the Company and of each Special Subsidiary as of such dates and as of the date of the Letter Agreement dated as of March 30, 2004 and as of the date of this Agreement, and (iii) are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company and each Special Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. The Company and each Special Subsidiary agree that all references in the May Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments, the Letter Agreement dated as of March 30, 2004, and this Agreement and the Company and each Special


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Subsidiary agree that all references in the December  Security  Agreement to the
Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments, the Letter Agreement dated as of March 30, 2004 and this Agreement. The Company and each Special Subsidiary represents and warrants that it has reread the May Security Agreement and the December Security Agreement and each of the obligations, waivers and consents set forth therein and that its execution of the Letter Agreement dated as of March 30, 2004 and this Agreement and the agreements, acknowledgements and affirmations made herein and related hereto have been done after consultation with legal counsel and with full knowledge of its significance and consequences and in recognition of the fact that on September 26, 2004, the Company and each Special Subsidiary was, and presently continues to be, in default thereunder.

         8.       ACKNOWLEDGEMENT AND REAFFIRMATION OF GUARANTEES.

                  (a) Each Special Subsidiary hereby acknowledges and agrees that (i) the Guaranty, dated as of May 23, 2001, executed by each Special Subsidiary (the "MAY GUARANTY") and (ii) the Guaranty, dated as of December 19, 2001, executed by each Special Subsidiary (the "DECEMBER GUARANTY"), (X) are legal, valid and binding obligations of each Special Subsidiary and that no defenses to or claims against the enforcement of the May Guaranty or the December Guaranty or the exercise by the Agent of its rights thereunder exist, and (Y) are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein and in the Letter
Agreement dated as of March 30, 2004, in full force and effect and are hereby confirmed in all respects and each Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. Each Special Subsidiary agrees that all references in the May Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments, the Letter Agreement dated as of March 30, 2004 and this Agreement and each Special
Subsidiary agrees that all references in the December Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments, the Letter Agreement dated as of March 30, 2004 and this Agreement. Any reference in the May Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the May Note Amendments, the Letter Agreement dated as of March 30, 2004 and this Agreement and any reference in the December Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the December Note Amendments, the Letter Agreement dated as of March 30, 2004 and this Agreement.

                  (b) Each Special Subsidiary represents and warrants that it has reread the May Guaranty and the December Guaranty and each of the obligations, waivers and consents set forth therein and that its affirmation of such obligations, waivers and consents herein have been made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived or released may diminish, destroy, or otherwise adversely affect rights that each Subsidiary otherwise may have against the Company, the Holders, the Agent or against any collateral pledged to the Holders, and that, under the circumstances, the waivers, releases and consents herein given are reasonable and not contrary to public policy or law.


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


                  (c) Each Subsidiary acknowledges that the amendments to the May Convertible Notes and the December Convertible Notes contemplated in the Letter Agreement dated as of March 30, 2004 and in this Agreement and the terms of the Letter Agreement dated as March 30, 2004 and in this Agreement directly benefit each Subsidiary and that such amendments provide for an extension of the maturity date of the May Convertible Notes and the December Convertible Notes to October 5, 2005 and the addition as a default or an event of default thereunder, the failure to pay by the Company or any of its subsidiaries (taken as a whole) (which failure to pay in the case of indebtedness due Sharman Networks Limited or Europlay Capital Advisors, LLC (an amendment to which indebtedness requires consent of the Agent) shall occur following written demand for payment), any principal, interest, premium or other amount payable with respect to any item of indebtedness aggregating One Hundred Thousand Dollars ($100,000) or which would allow for the acceleration or the right to accelerate indebtedness, which would permit the holder of such indebtedness to cause maturity to occur, or which would allow for the commencement or the right to commence remedies with respect thereto and the failure to comply with the provisions of this Agreement, including but not limited to, the obligations to make Excess Payments as set forth in Section 7 of this Agreement.

         9. AUTHORIZATION. The Company and each subsidiary has the full legal right, power and authority to conduct its business and affairs. The Company has the full legal right, power and authority to enter into and perform its obligations under the Letter Agreement dated as of March 30, 2004, this Agreement and the Note Amendments. The execution and delivery of the Letter Agreement, dated as of March 30, 2004, this Agreement and the Note Amendments, and the performance by the Company of its obligations hereunder and thereunder, are within the corporate powers of the Company, and have been duly authorized by all necessary corporate action properly taken. The officer(s) executing the Letter Agreement dated as of March 30, 2004, this Agreement and the Note Amendments are duly authorized to act on behalf of the Company. Each subsidiary has the full legal right, power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the performance by each subsidiary of its obligations hereunder, are within the corporate powers of each subsidiary, and have been duly authorized by all necessary corporate action properly taken. The officer(s) executing this Agreement are duly authorized to act on behalf of each subsidiary.

         10. PAYMENT OF EXPENSES. The Company hereby agrees to pay all out-of- pocket costs and expenses, including attorney fees, paid or incurred by Harris Toibb in connection with the negotiation, preparation and execution of this Agreement, which the Company agrees is $15,000 (the "Expense Payment"). The Expense Payment shall be paid to Harris Toibb upon the effectiveness of this Agreement.

         11. EFFECTIVENESS. This effectiveness of this Agreement and the obligations of the parties hereunder shall be conditioned upon the execution and delivery of this Agreement by each and all of the parties set forth below.

         12. RELEASE. The Company and each of its subsidiaries and affiliates on behalf of themselves and their respective predecessors, successors, principals, employers, employees, attorneys, heirs, executors, representatives, agents, administrators, insurers and assigns (the "RELEASING PARTIES") do hereby release and discharge each of the Holders in any capacity, whether individual or representative, their predecessors in interest,
subsidiaries,   affiliates,  agents,


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representatives, attorneys, principals, associates, employees, employers, heirs, executors, administrators, partners, insurers, successors and assigns and each of them and all persons, firms, or corporations with whom any of the former may have been now, or may hereafter be, affiliated jointly or severally (the "RELEASEES") from any and all rights, claims, demands, liabilities, actions, and causes of action, suits, debts, demands, acts, agreements, damages, obligations, costs, fees, expenses, of any nature whatsoever, whether known or unknown, suspected or claimed, matured or unmatured, fixed or contingent, that the Company, its subsidiaries or affiliates or any of them may now have or hereafter may have or claim to have arising from any matter, event, cause or thing occurring from the beginning of time to the date of this Agreement against the Releasees directly or indirectly arising out of or related to any claims, debts, obligations, duties of any nature directly or indirectly concerning or related to the Notes, the Purchase Agreements, the Warrants, the Security Agreements, the Guarantees, the amendments to any and all of the foregoing agreements, including those contained in this Letter Agreement, any other agreements in writing or oral which may be directly or indirectly related to the foregoing, including matters relating to the issuance of securities underlying the Notes and the Warrants and the negotiations and actions and inactions directly or indirectly arising from or related to any of the foregoing. By executing this Release, the Releasing Parties expressly waive and relinquish any and all rights they may have under California Civil Code Section 1542, which provides as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         13. MISCELLANEOUS. This Agreement, the Letter Agreement dated as of March 30, 2004 to the extent not inconsistent with this Agreement, and the exhibits and schedules attached hereto represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith or previously as between the parties hereto with respect to the obligations described herein, the provision of this Agreement shall control. The parties agree that any disputes of controversies with respect to this Agreement shall be governed by the choice of law and other provisions contained in the Notes. This Agreement and the Amendments may be executed in any number of counterparts and by different parties to this Agreement or the Amendments in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement and Amendment.

                         (Signatures on Following Pages)

                           Very truly yours,

                           BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                           a Delaware corporation

                           By:    /s/ TYLER TARR
                                  ----------------------------------------------
                                  Tyler Tarr
                           Its:   Chief Financial Officer


ACCEPTED:

HARRIS TOIBB, as holder and as Agent

/s/ Harris Toibb
------------------------------------


EUROPLAY 1, LLC

By:    /s/ Mark Dyne
       -----------------------------
       Name: Mark Dyne
             -----------------------
Its:   Manager
       -----------------------------


PRESTON FORD INC.

By:    /s/ David H. Wilson
       -----------------------------
       Name: David H. Wilson
             -----------------------
Its:
       -----------------------------


CAPEL CAPITAL LTD.

By:    /s/ Nicholas R. Hannah
       -----------------------------
       Name: Nicholas R. Hannah
             -----------------------
Its:   Director Marlborough Nominees
       Limited
       -----------------------------

AGREED:

BRILLIANT DIGITAL ENTERTAINMENT, INC.,
a Delaware corporation

By:    /s/ TYLER TARR
       -----------------------------
       Tyler Tarr
Its:   Chief Financial Officer


BRILLIANT STUDIOS, INC.

By:    /s/ TYLER TARR
       -----------------------------
       Tyler Tarr
Its:   Chief Financial Officer


B3D, INC.

By:    /s/ TYLER TARR
       -----------------------------
       Tyler Tarr
Its:   Chief Financial Officer

                                   SCHEDULE 1
                                  NOTE HOLDERS

                                                      Original Principal Amount
                                                         of Convertible Note
                                                      --------------------------
Name of Note Holder                                      May           December
------------------------------------------------      ----------      ----------

Harris Toibb ...................................      $2,000,000      $  350,000
     6355 Topanga Canyon Blvd
     Suite 411
     Woodland Hills, CA 91367

Europlay 1, LLC ................................      $  214,150            --
     15821 Ventura Blvd.,
     Suite 525
     Encino, California 91436

Preston Ford, Inc. .............................      $   50,000            --
     P.O. Box 98
     Preston, MD 21655

Capel Capital, Ltd. ............................            --        $  400,000
     P.O. Box 212                                     ----------      ----------
     Hadsley House
     St. Peter Port
     Guernsey, Channel Islands

Total of Original Principal Amount of Notes.....      $2,264,150      $  750,000
                                                      ==========      ==========

                                    EXHIBIT A

                            AMENDMENT NUMBER FIVE TO
                       SECURED CONVERTIBLE PROMISSORY NOTE


         THIS AMENDMENT NUMBER FIVE TO SECURED CONVERTIBLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and __________ ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of May 23, 2001, in the original principal amount of $_________, which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, by that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002, by that certain Amendment Number Three to Secured Promissory Note dated as of December 31, 2003, and that certain Amendment No. Four to Secured Convertible Promissory Note, dated as of March 30, 2004 (as amended, the "CONVERTIBLE NOTE").

         B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of September 26, 2004.

         C. The Company and Borrower each desire to further amend the Convertible Note to change the Maturity Date and the definition of Purchase Agreement as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note. "Purchase Agreement" as used in the Convertible Note shall mean that certain Note and Warrant Purchase Agreement dated as of April 19, 2001 (together with all schedules and exhibits thereto, the "Original Purchase Agreement"), as amended, that certain Letter Agreement dated as of March 30, 2004 by and between Borrower and each Holder, providing for, among other things, an extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2004 by and between the Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, including, in all cases, the Transaction Documents related thereto, as amended, all of which agreements, including the Transaction Documents, as amended are deemed to be amendments and supplements to the Original Purchase Agreement and thus, a part of the "Purchase Agreement" as defined herein.

         2. MATURITY DATE. The Convertible Note is hereby amended to change the definition of "Maturity Date" therein to mean September 26, 2005.

         3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof", or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement and the Guaranty executed as of May 23, 2001 in connection with the Convertible Note, and in the Investors Rights Agreement executed as of December 19, 2001, shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and by any amendments to the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                           BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                           a Delaware corporation

                           By:
                                  ----------------------------------------------
                                  Tyler Tarr
                           Title: Chief Financial Officer

                                    EXHIBIT B

                            AMENDMENT NUMBER FOUR TO
                       SECURED CONVERTIBLE PROMISSORY NOTE


         THIS AMENDMENT NUMBER FOUR TO SECURED CONVERTIBLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and ___________ ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of December 19, 2001, in the original principal amount of $______ which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of October 4, 2002, that certain Amendment Number Two to Secured Promissory Note dated as of December 31, 2003, and that certain Amendment No. Three to Secured Convertible Promissory Note, dated as of March 30, 2004 (as amended, the "CONVERTIBLE NOTE").

         B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of September 26, 2004.

         C. The Company and Borrower each desire to further amend the Convertible Note to change the Maturity Date as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note. "Purchase Agreement" as used in the Convertible Note shall mean that certain Note and Warrant Purchase Agreement dated as of April 19, 2001 (together with all schedules and exhibits thereto, the "Original Purchase Agreement"), as amended, that certain Letter Agreement dated as of March 30, 2004 by and between Borrower and each Holder, providing for, among other things, an extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2004, by and between Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, including, in all cases, the Transaction Documents related thereto, as amended, all of which agreements, including the Transaction Documents, as amended, are deemed to be amendments and supplements to the Original Purchase Agreement and thus, a part of the "Purchase Agreement" as defined herein.

         2. MATURITY DATE. The Convertible Note is hereby amended to change the definition of "Maturity Date" therein to mean September 26, 2005.

         3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof', or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement, the Investors Rights Agreement and the Guaranty executed as of December 19, 2001 in connection with the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                           BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                           a Delaware corporation

                           By:
                                  ----------------------------------------------
                                  Tyler Tarr
                           Title: Chief Financial Officer

                                    EXHIBIT C

                             AMENDMENT NO. THREE TO
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. THREE TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and _____________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. ___ dated as of May 23, 2001, issued to the Holder by the Corporation, as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated December 19, 2001, and as further amended by that certain Amendment Number 2 to the Warrant to Purchase Common Stock, dated March 30, 2004 (as amended, the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2004, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Delete the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," and insert the following paragraph in lieu thereof:

         THIS CERTIFIES THAT, for value received, ____________, or his permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing three months after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on October 4, 2008 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ______________ shares of Common Stock of the Company at an exercise price per share equal to $0.07 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

         2. In Section 4.6 of the Warrant, the term "Fixed Purchase Price" is hereby deleted wherever it appears in such Section and the term "Purchase Price" is inserted in lieu thereof.

         3. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                           Brilliant Digital Entertainment, Inc.


----------------------------------         -------------------------------------
                                           By


                                           -------------------------------------
                                           (Printed Name)



                                           -------------------------------------
                                           (Title)

                                    EXHIBIT D

                                AMENDMENT NO. TWO
                       TO WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. TWO TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and ___________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. __ dated as of December 19, 2001, issued to the Holder by the Corporation, as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated March 30, 2004 (as amended, the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2004, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Delete the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," and insert the following paragraph in lieu thereof:

         THIS CERTIFIES THAT, for value received, ____________, or his permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing three months after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on October 4, 2008 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ______________ shares of Common Stock of the Company at an exercise price per share equal to $0.07 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

         2. In Section 4.6 of the Warrant, the term "Fixed Purchase Price" is hereby deleted wherever it appears in such Section and the term "Purchase Price" is inserted in lieu thereof.

         3. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                           Brilliant Digital Entertainment, Inc.


----------------------------------         -------------------------------------
                                           By


                                           -------------------------------------
                                           (Printed Name)



                                           -------------------------------------
                                           (Title)

                                    EXHIBIT E

                                AMENDMENT NO. ONE
                       TO WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. ONE TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and ___________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. __ dated as of March 30, 2004, issued to the Holder by the Corporation (the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2004, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Delete the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," and insert the following paragraph in lieu thereof:

         THIS CERTIFIES THAT, for value received, ____________, or his permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing three months after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on October 4, 2008 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ______________ shares of Common Stock of the Company at an exercise price per share equal to $0.07 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

         2. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                           Brilliant Digital Entertainment, Inc.


----------------------------------         -------------------------------------
                                           By


                                           -------------------------------------
                                           (Printed Name)



                                           -------------------------------------
                                           (Title)

                                    EXHIBIT F

                                AMENDMENT NO. ONE
                       TO WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. ONE TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and ___________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. __ dated as of October 4, 2002, issued to the Holder by the Corporation (the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2004, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Delete the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," and insert the following paragraph in lieu thereof:

         THIS CERTIFIES THAT, for value received, ____________, or his permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing three months after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on October 4, 2008 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ______________ shares of Common Stock of the Company at an exercise price per share equal to $0.07 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

         2. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                           Brilliant Digital Entertainment, Inc.


----------------------------------         -------------------------------------
                                           By


                                           -------------------------------------
                                           (Printed Name)



                                           -------------------------------------
                                           (Title)